PORTIONS OF THIS EXHIBIT HAVE BEEN DELETED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933 AND THE
FREEDOM OF INFORMATION ACT



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                CHERRY COMMUNICATIONS INCORPORATED
                    CARRIER SERVICE AGREEMENT

     THIS CARRIER SERVICE AGREEMENT ("AGREEMENT") IS ENTERED INTO ON 7 June, 1995, between CHERRY COMMUNICATIONS INCORPORATED, a Illinois corporation ("Provider") with its principal offices at 2205 Enterprise Drive, Suite 501, Westchester, IL 60154, and STARTEC, INC. a(n) Maryland corporation ("Purchaser") with its principal offices at 10411 Motor City Drive, Suite 301, Bethesda. Maryland 20817.

                           Background:

     A. Provider provides telephone communications services between its location and the inbound/outbound origination/termination points identified on Exhibit A and subsequent attachments attached hereto and incorporated herein by this reference; and

     B. Purchaser desires to purchase and Provider desires to provide, upon the terms and conditions set forth in this Agreement, telephone communication services to Purchaser.

                            Agreement:

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

                       Business Provisions:

1. Service Commencement Date. Beginning on or about 7 June, 1995, Provider shall provide telephone communications services to Purchaser at the rates, terms and conditions described at Exhibit A and subsequent attachments, and to the termination/origination points set forth at such Exhibit A and subsequent attachments. The services to be provided are limited to those set forth at such Exhibit A and subsequent attachments. New services will be added as subsequent attachments referencing this contract as long as both parties (provider/purchaser) duly initial and date the attachments.

2. Term of Service. This Agreement shall be effective and the parties' obligations shall commence upon the above date of execution by the parties and the Agreement shall continue for a period of one year from such date. This Agreement will be automatically renewed for additional one year periods after the expiration of the initial term or any subsequent term. If either party desires to cancel this Agreement upon the expiration of the initial term or any subsequent term, it shall give the other party notice of its intent to cancel at least sixty (60) days prior to the expiration of the current term. This Agreement


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shall continue and remain in full force and effect until canceled by either party upon notice as provided herein.

3. Security. As a condition of the Provider's obligations hereunder, to ensure the prompt payments of sums due hereunder, Purchaser shall agree to pay all reasonably undisputed funds in net 30 days of receipt of invoice.

                       General Provisions:

4. Invoice. Provider shall submit an invoice to purchaser each month, covering charges for the previous month. Purchaser shall make payment to Provider within the later of: (1) thirty (30) days after the invoice date, which shall be the last date of the previous month's billing cycle; or (2) thirty (30) days after Purchaser's receipt of the invoice. If payment of reasonable undisputed charges is not received by Provider by such date, the delinquent balance shall bear interest at the rate of one and one-half percent (1-1/2%) per month. In addition, to cover additional administrative expense, a five percent (5%) surcharge on all overdue invoices shall be imposed until the account is brought current. In the case where there is bi-lateral exchange of services, the Purchaser will apply amounts due from Provider to the monthly invoice and remit balance accordingly. Nothing herein shall be construed to constitute a waiver of Provider's right to declare a default by Purchaser under this agreement on account of such delinquency, to terminate this Agreement on five
(5) business days written notice and failure of Purchaser to cure within five (5) business day period and to excise any other rights under this Agreement or at law or in equity.

5. Taxes. Purchaser upon the execution of this Agreement shall provide Provider with a properly executed Certificate of Exemption for all foreign, federal, state, country and local taxes and fees (if any) and shall be responsible for the collection of all applicable end-user taxes and fees and the remittance of such taxes and fees to the relevant governmental authority.

6. Termination. If payment has not been received by the due date described above, or any extension thereof permitted in writing at Provider's option, for all charges (including transmission charges, service charges and monthly fixed charges, if any) billed to Purchaser, the Provider may at its sole discretion and with five (5) business days prior written notice to Purchaser, terminate transmission services in part or in whole. Provider reserves the right to collect reasonable attorney's fees and any and all cost incurred by Provider in the collection of any unpaid amounts whether or not suit is instituted.

7.   Adjustments.  Request for billing adjustments must be made

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within sixty (60) days of the invoice date.  Any amounts which are determined to be in error will be credited against the next month's invoice. Such request for adjustment shall not be cause for delay in payment of the due net or reasonably dispute charges.

8.   No Warranties.  PROVIDER MAKES NO WARRANTY, EXPRESS OR
IMPLIED WITH RESPECT TO THE TRANSMISSION SERVICES PROVIDED
HEREUNDER AND EXPRESSLY DISCLAIMS ANY WARRANTY OF
MERCHANTABILITY, DESCRIPTION OR FITNESS FOR ANY PARTICULAR
PURPOSE OR FUNCTION.

9. Waiver of Liability. As a material inducement for Provider to provide the services hereunder at the prices stated, Purchaser agrees that Provider shall in no event be liable for any loss, expense or damage for (i) loss of revenue, profits savings, business or goodwill, and (ii) exemplary, proximate, consequential, or incidental damages and expenses of any type or nature on account of any breach or default hereunder by Provider or on account of the use of the services.

10. Indemnity. Purchaser shall indemnify and hold harmless Provider, its stockholders, officers, directors, employees and agents from any and all loss, cost, damage, expense or liability, including, without limitation, court cost and reasonable attorney's fees, arising out of, in whole or in part, directly or indirectly, the installation, hook-up, maintenance, service or trouble-shooting of the transmission services described in this Agreement including any interruption of transmission service to Purchaser, its employees, agents and customers, except when caused by the gross negligence of Provider or the international violations of any applicable law or governmental regulation by Provider.

11. Regulations. This Agreement is made expressly subject to all present and future valid orders and regulations of any regulatory body having jurisdiction over the subject matter hereof and to the laws of the United States of America, any of its states, or any foreign governmental agency having jurisdiction. In the event this Agreement, or any of its provision, shall be found contrary to or in conflict with any such order, rule, regulation or law, this Agreement shall be deemed modified to the extent necessary to comply with any such order, rule, regulation or law and shall be modified in such a way as is consistent with the form, intent and purpose of this Agreement.

12. No Agency. Nether party is authorized to act as an agent for, or legal representative of, the other party and neither party shall have the authority to assume or create any obligation on behalf of, in the name of, or binding upon the other party. Purchaser shall not represent or intimate that Provider is

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responsible for the type or quality of Purchaser's services to its customers.

13. Force Majeure. The parties' obligations under this Agreement are subject to, and neither party shall be liable for, delays, failures to perform (except the payment of money by Purchaser), damages, losses or destruction, or malfunction of any equipment or any consequence thereof caused or occasioned by, or due to fire, flood, water, the elements, labor disputes or shortage, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortage of equipment for supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond the party's reasonable control. Purchaser shall not represent that Provider is responsible for the type or quality of Purchaser's services to its customers.

14. No Waiver. The failure of either party to enforce or insist upon compliance with any of the provisions of this Agreement or the waiver thereof, in any instance, shall not be construed as a general waiver or relinquishment of any other provision of this Agreement.

15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. Nether party shall voluntarily or by operation of law assign, transfer, license, or otherwise transfer all or any party of its right, duties or other interests in this Agreement or the proceeds thereof (collectively, "Assignment"), without the other party's prior written consent, which consent shall not be unreasonably with held or delayed.
Any attempt to make an Assignment in violation of this provision shall be null and void. Purchaser shall provide written notice to Provider of any provision shall be null and void. Purchaser shall provide written notice to Provider of any material change in ownership of Purchaser. Purchaser's failure to comply with the assignment provision, as contained in this paragraph, shall give Provider, at its sole discretion, the option to either accept Purchaser's assignee or terminate this Agreement. No assignment shall release Purchaser of its obligations hereunder.

16. Amendment. This Agreement may not be amended except by an instrument in writing, executed by the parties. No modification or amendment hereto shall effected by the acknowledgment or acceptance by either party of any purchase order, sales acknowledgment or other similar form from the other party.

17. Merger. This Agreement (including its exhibits and attachments) supersedes and merges all prior agreements, promises, understandings, statements, representations, warranties, indemnities and covenants and all inducements to the making of this Agreement relied upon by either party herein,

                               132
whether written or oral, and embodies the parties' completed and entire agreement with respect to the subject to the subject matter hereof. No statement or agreement, oral or written, made before the execution of the Agreement shall vary or modify the written terms hereof in any way whatsoever.

18. Interpretation. The words and phrases used herein shall have the meaning generally understood in the telecommunications industry. This Agreement shall be construed in accordance with its fair meaning and not for or against either party on account of which party drafted this Agreement.

19. Third Party Beneficiaries/Parties in Interest. This Agreement has been made and is made solely for the benefit of Provider and Purchaser, and their respective successors and permitted assigns. Nothing in this Agreement is intended t confer any rights to remedies under or by reason of this Agreement on any third party.

20. Severability. If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, such illegal, unenforceable, or invalid provisions or part thereof shall be stricken from this Agreement and such provision shall not affect the legality, enforceability, or validity of the remainder of this Agreement. If any provision or part thereof of this agreement is stricken in accordance with the provisions of this section, then this stricken provision shall be replaced, to the extent possible, with a legal, enforceable, and valid provision that is as similar in tenor to the stricken provision as is legally possible.

21. Representation of authority. Each party represents and warrants the other that the execution and delivery of the Agreement and the performance of such party's obligations hereunder have been duly authorized and that the Agreement is a valid and legal agreement binding on such party and enforceable in accordance with its terms.

22. Further Assurance. The parties shall at their own cost and expense execute and deliver such further documents and instruments and shall take such other actions as may be reasonable required or appropriate to carry out the intent and purpose of the Agreement.

23. Governing Law. This Agreement shall be in all respects, governed by and construed and enforced in accordance with the laws of the State of Illinois, including all matters of construction, validity and performance. Any action to enforce or interpret the terms of this Agreement shall be instituted and maintained in the Superior Court of the County of Cook, State of Illinois. Purchaser hereby consents to the jurisdiction of such court and waives any objections to such jurisdiction. In any

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action or proceeding arising out of this Agreement, the party prevailing in such action shall be entitled to recover its reasonable attorney's fees and costs.

24. Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

25. Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing and shall be deemed to be delivered when actually received, or, if earlier and regardless of whether actually received on the day following the date of mailing, first class mail, duly addressed and with proper postage to the last known place of business of either party.


If to STARTEC, Inc.                     If to Cherry:
ATTN: General Counsel                   ATTN: James Elliott
10411 Motor City Drive,                 2205 Enterprise Drive,
Suite 501                               Suite 301
Bethesda, MD 20817                      Westchester, IL 60154
Tel. No.: 301 365-8959                  Tel. No.: 708-449-7000
Fax No.: 301-365-8969                   Fax No.: 708-449-1783

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


PROVIDER:  CHERRY COMMUNICATIONS    PURCHASER: STARTEC, Inc.

BY:  ____________________           By:__________________________
_________________________           _____________________________
Its: Vice President                 Its: Manager, Carrier
Carrier Sales                       Transit Services

                           CONFIDENTIAL

                           "EXHIBIT A"

                            Cherry Plc
                   Carrier Origination Services

            STARTEC CIC translation on Cherry Network

1. Cherry (PROVIDER) will set-up STARTEC CIC to be translated via Cherry Network in those locations mutually agreed by Cherry and STARTEC (PURCHASER) for the purpose of dedicated (pre-subscribed or casual)origination into STARTEC P.O.P in Wash. D.C. or other site as mutually agreed by Cherry and STARTEC.


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2.    The [CT REQUESTED] rate for STARTEC CIC translated
origination will be [CT REQUESTED].

3. Cherry will pass on any associated fixed or variable monthly costs for CIC translation from LEC or will offer STARTEC the option to cover LEC costs by specifying required minimum usage amounts on a case by case basis.

4.    Cherry will facilitate activation of STARTEC's Customer
ANI's to be originated via STARTEC CIC on Cherry Network.

5. Cherry will provide the necessary interface to achieve #4 in a timely manner consistent with normal provision of service.

     CHERRY PRESUBSCRIBED CIC Origination into STARTEC P.O.P.

6. Cherry will provide usage of Cherry CIC on a pre-subscribed basis for STARTEC's Customer ANI's for the purpose of origination into STARTEC P.O.P (Wash., D.C. or where specified) excluding STARTEC's existing FGD sites and those locations (LATA's, etc.) covered by #1.

7. Origination will be requested by STARTEC as necessary and service will be provided by Cherry where capable.

8.    The [CT REQUESTED] rate for Cherry CIC origination will be
[CT REQUESTED].

9.    Cherry will facilitate activation of STARTEC's Customer
ANI's to be originated on Cherry CIC via Cherry Network.

10. Cherry will provide the necessary interface to achieve #9 in a timely manner consistent with normal provision of service.

                           CONFIDENTIAL

                           "EXHIBIT A"
                    Attachment 1 cont., Page 2

                            CHERRY PIC
                   Carrier Origination Services

   NATIONWIDE CASUAL COUNTRY SPECIFIC ORIGINATION ON CHERRY CIC

11. Cherry will provide [CT REQUESTED] on Cherry CIC for all calls designated to [CT REQUESTED] and deliver these calls to [CT
REQUESTED].

12. The [CT REQUESTED] rate for Cherry CIC country specific origination will be [CT REQUESTED].


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13.   STARTEC will terminate above calls to [CT REQUESTED] and
will be responsible for billing all casual traffic via STARTEC
Network at its applicable tariffed rate.

14. Notwithstanding the aforementioned, where specified, STARTEC will separate Cherry CDR's for calls terminated to [CT
REQUESTED] and invoice Cherry at a termination rate specified in attachment 6.

15. CDR's for Cherry specified calls will be returned to Cherry on mag. tape or other acceptable format.

16. If STARTEC is no longer able to provide a competitive termination rate for #14, then Cherry has the option to terminate
Cherry generated calls via a suitable carrier.

Notwithstanding above, STARTEC generated calls will continue to be originated by Cherry into STARTEC P.O.P. for termination by STARTEC. STARTEC calls can be identified by city code, DNIS or other suitable means.

                           "EXHIBIT A"

                           Attachment 2

                            Cherry Pic
                   Carrier Termination Services

                         Dedicated Access
                     SPECIAL INTERSTATE RATE

1.  WHEREVER CHERRY INSTALLS ITS OWN FGD'S IN THE CHERRY "PIC"
YOUR DESTINATION LATAS (listed in Exhibit A, Attachment 3), THE
DEDICATED TERMINATION RATE WILL BE [CT REQUESTED].

2.  LATAS WHERE FGD'S ARE INSTALLED ARE INCLUDED IN ATTACHMENT 4.
CHERRY WILL NOTIFY IN WRITING BY FAX OR MAIL AS AND WHEN FGD'S
ARE INSTALLED IN NEW LATA'S.  THE NOTIFICATION WILL MADE WITHIN
30 DAYS AND WILL BE ADDED TO EXHIBIT A AS THE SUBSEQUENT
ATTACHMENT.

3.  WHERE PLAUSIBLE, CHERRY WILL PROVIDE SWITCHED DOMESTIC
TERMINATION AT A COMBINED RATE OF [CT REQUESTED].  CHERRY WILL
SEND MAG. TAPES OR OTHER ACCEPTABLE FORMAT CONTAINING STARTEC
CDR'S.

4.  WHERE #1 IS NOT APPLICABLE, REGULAR TERMINATION RATES ARE PER
EXHIBIT A., ATTACHMENT 3.  MINIMUM USAGES ARE WAIVED.

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                           Exhibit "A"
                           Attachment 3

                            Cherry Pic
                   Carrier Termination Services

                         Dedicated Access
                     INTERSTATE RATE SCHEDULE

                           "EXHIBIT A"
                           Attachment 4

                            Cherry Pic
          A.  LATA'S WHERE CHERRY FGD'S ARE INSTALLED

[CT REQUESTED]

          B.  LATA'S WHERE CHERRY HAS ORIGINATION CAPABILITY

[CT REQUESTED]

                           Exhibit "A"
                           Attachment 5

                            Cherry Pic
                             Carrier


   [CT REQUESTED]

                    [CT REQUESTED] Base Rates

                    Switched       Dedicated
                  [CT REQUESTED] [CT REQUESTED]


                    [CT REQUESTED] Base Rates

                         Switched        Dedicated
[CT REQUESTED] Bands    Day   Non-Day   Day   Non-Day

     [CT REQUESTED]

     [CT REQUESTED] calls are billed in [CT REQUESTED] increments with a [CT REQUESTED] minimum

                           "EXHIBIT A"

                           Attachment 6

                               137
                            CHERRY Plc

                   Carrier Termination Services

                         Dedicated Access
                 [CT REQUESTED] TERMINATION RATES

     A.        [CT REQUESTED]
     B.        [CT REQUESTED]
     C.        [CT REQUESTED]
     D.        [CT REQUESTED]
     E.        [CT REQUESTED]
     F.        [CT REQUESTED]
     G.        [CT REQUESTED]
     H.        [CT REQUESTED]

     Note: [CT REQUESTED] rates may be negotiated from time to time as rates decrease.


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